2014 ICR XChange Conference January 13, 2014 1 Exhibit 99.1 Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

IMPORTANT ADDITIONAL
INFORMATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from stockholders in connection with the potential consent solicitation by Sandell Asset Management and its affiliates. The Company may file a preliminary consent revocation statement with the Securities and Exchange Commission (the
"SEC") in connection with such potential consent solicitation (the "Consent Revocation Statement"). Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders and its Annual Report on
Form 10-K for the fiscal year ended April 26, 2013, which were filed with the SEC on July 12, 2013 and June 21, 2013, respectively.
These documents are available free of charge at the SEC's website at
www.sec.gov.
Detailed information regarding the identity and
direct and indirect interests, by security holdings and otherwise, of potential participants will be included in any Consent
Revocation Statement and any other relevant documents filed with the SEC in connection with the possible consent solicitation.
If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive
Consent Revocation Statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION STATEMENT
(INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Stockholders will be able to obtain, free of charge, copies of any Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC's website at
www.sec.gov.
In addition, copies will also be available at no charge at the Investors section of the Company's website at
http://investors.bobevans.com/sec.cfm.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation.

GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q2
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
561 Restaurants
19 States
As of 10/25/13
191
60
16
21
3
51
31
38
8
3
7
28 23

17
7

48
REMODELS
FY’14     228
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness” “Come see what’s cooking”
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 561 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans

Bob Evans Farms Investor Relations    www.bobevans.com 8111 Smith’s Mill Road New Albany, Ohio  43054

BOB EVANS RESTAURANTS 6 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION

Business Segments (FY 2013) 7 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

Source: IFMA Forecast & Outlook ‘82-’11 Technomic ‘12 Bob Evans is Well-Positioned to Capture Both Grocery and Restaurant Consumption Percent Dollars Spent Over Time 8

Our Shareholder Value Creation Goal: 8 to 12 Percent Annual Earnings Growth 9

BOBE Employs a Strategic and Balanced Approach to
Capital Allocation
By the end of FY 2014, BOBE expects to return over $800 million to shareholders since FY 2007 through strong dividend and share repurchase performance.
INTERNAL FACTORS
Potential future investment opportunities
Lifecycle stage of firm
Projected operating performance
Regularity and certainty of income
Structure of assets
Financial covenants
Desire to return capital
Period and purpose of financing
EXTERNAL FACTORS
Macroeconomic environment
Economic fluctuations
Seasonal variations
Nature of industry competition
Capital market conditions
Bank market conditions
Nature/orientation of investors
Statutory requirements
Taxation policy
Maximize
flexibility
Minimize
financial risk
Minimize
cost of capital
Maximize return
to shareholders
Minimize
complexity
DRIVE
OPTIMAL CAPITAL
STRUCTURE

A Track Record of Balanced Capital Allocation

Dividends
$270M
$270M
$401M
$401M
$110M
$110M
Share
Repurchases
Debt
Repayment
$163M
$163M
CapEx
Fiscal 2008-2012
Fiscal 2008-2012
Fiscal 2013
Fiscal 2013
Dividends
$52M
$52M
$30M
$30M
Share
Repurchases
$124M
$124M
Acquisition
CapEx
$63M
$63M

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 25%
Since Fiscal 2007
Projected share
count reduction
of ~33% by
FYE’14

Annual Dividend has Doubled Over the Last Five Years 13

($ millions)
Capital Expenditures
2
Transforming our Company and
Rewarding
Shareholders
1
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
2
Note: excludes Mimi’s Café.
3
See appendix for details concerning transformational investments.
1
Share Repurchases

15 ($ millions) Investing Efficiently with Prudent Debt Management Capital Expenditures 1 Note: excludes Mimi’s Café. Net Debt 1

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
($175-$200M), we expect to:
increase free cash flow for share repurchase and
dividend programs
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions

Target Leverage Ratio In-line with Other Restaurant Companies 17

Evaluation of Debt Financing Alternatives
Revolving
Credit Facility
Incremental
Term Debt
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
Minimally Minimally
restrictive restrictive
Highly Highly
restrictive restrictive
Low Low
cost cost
High High
cost cost

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
Mimi’s Café Divestiture Improves Adjusted
Operating Margin
1
Profile
FY 2004 (pre-Mimi’s) FY 2013 FY 2014 Guidance
2
Mimi’s
-2.3%

Key Components of 8-12% Long-Term Earnings
Growth Guidance

3.0% to 3.5%
up to 10 new restaurants
annually beginning FY
2015
workforce management
food cost optimization
menu management
FFR 2.0
side dish vertical
integration
implement Lean
manufacturing w/side dish
production
transformational systems
upgrades
$6 to $7 million of S, G & A formerly allocated to Mimi’s
Café eliminated by fiscal year 2015
Refinancing/interest reduction
ERP implementation
6.0% to 7.0%
refrigerated side dish
and food service
products to drive growth
Avg. Annual Net
Avg. Annual Net
Sales Growth:
Sales Growth:
Margin Innovation:
(300-350 basis point
improvement)

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8

Impact
to P&L
($ millions)
$0.0
** Includes incremental repair and maintenance expense associated with remodel construction.

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
Strategic Plant Network Optimization Leading to
a New Adjusted Operating Margin
1
Trajectory at BEF Foods

8.8%
7.5-8.0%
11.8-12.3%
7.5-8.0%
+2.5%
10.0-10.5%
FY13 FY14E FY15E FY18E
2Q’14: Richardson, Texas, fresh sausage plant closure
3Q’14: Completion of Bidwell and Springfield, Ohio plant consolidations to state-of-the-art Sulphur Springs, Texas plant
FY’14: Vertical integration and expansion of Kettle Creations’ Lima, Ohio, plant

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Categorization of cost savings initiatives
reflects company estimates.
Improvement
40bps
240bps
280bps

Aggressively Managing Labor Costs

*BOBE officers went without annual pay increases
($ millions)
COST PER
FULL TIME
EQUIVALENT ($ 000’s)
$20.6 $20.2 $19.0 $19.6 $19.6 $19.2
Source:  Total Rewards Department, Bob Evans Farms, Inc.
$6 to $ 7 million of the
$10 million of annual
overhead costs formerly
allocated to Mimi’s Café
to be eliminated by the
end of FY 2015.

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
FY 2018E
FY 2013

FY 2014 Guidance
2
Transformations Drive Estimated Five-Year 300-350
Adjusted Operating Margin
1
Basis Point Improvement

26 “Come see what’s cooking ” 561 restaurants in 19 states as of 10/25/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013) $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (2Q FY 2014)
Breakfast
Lunch
Dinner

33%
37%
30%
Avg. Dine-In Guest Check/Per Guest (2Q FY 2014)  $17.98/$9.18
Average Carryout Check (2Q FY 2014)  $14.54
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

Accelerated Farm Fresh Refresh Program
Complete by FY2014

Approximate % of Chain Remodeled by Fiscal Year
(32 units) (87 units) (195 units)
(228 units)
Average capital investment per remodeled restaurant:  ~$225k

Farm Fresh Refresh:  Consistent Outperformance

Farm Fresh Refresh Outperformance vs. Non-remodeled
Farm Fresh Refresh Outperformance vs. Non-remodeled
Restaurants
Restaurants
FFR Year 1 FFR Year 1
Not Remodeled Not Remodeled

Bakery
Bakery
Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy

Dine-in
Carryout
Catering
Retail
Total
2013
87.7%
11.1%
0.5%
0.7%
100.0%
1.4%
(embedded in dine-
in and carryout
sales mix above)
2018E
~75%
100.0%
~
7%
25%
25%
2009
90.1%
7.9%
0.0%
2.0%
100.0%
0.6%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.

Bob Evans’ Off-Premise Opportunity 32 Annual Consumption of Restaurant Meals (per capita) Dine-In 39% Off-Premise 61% QSR 74% Source: NPD Group - 12 months ending 3/31/13

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
+7.9%
+7.9%
+12.9%
+12.9%
+15.4%
+15.4%
+8.6%
+8.6%
+5.3%
+5.3%
+8.5%
+8.5%
+3.9%
+3.9%
+0.6%
+0.6%
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
Catering/Carryout
Bakery
Family Meals to Go

New Restaurant Opening Strategy

NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Up to 10 new restaurants annually beginning FY 2015.
Fort Smith, AR New Albany, IN

New Restaurant Prototype:  Finneytown, Ohio

Objectives:
•
Accentuate Farm
heritage
•
Leverage Farm Fresh
Refresh program insights
•
Test new “back-of-the-
house” technologies and
layouts
Reduced building cost by
approximately 13%
through efficient design in
Finneytown, OH and
Altoona, PA
Opened
September 30, 2013

Bob Evans Express Licensing Opportunity
• Partnering with AVI Food
Systems, Inc.
• Increases brand awareness in
existing and new geographies
and new venues
• Popular favorites covering all
day parts
• High quality menu to ensure
serving guests in a quick
manner
• Targeting approximately 20
new locations by the end of
FY 2015
• Potential to independently
develop locations

•
• First location, BMW USA manufacturing plant
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
in Spartanburg, SC, opened August 2013
•
• Second location, Bob Evans Farms, Inc.
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013
corporate headquarters,  opened October 2013

37 “Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Side
Dishes
Other
3%
Frozen
5%
Food
Service
(5% insourced*)
Retail Sausage
29%
24%
39%
FY 2013 Sales Mix (pounds)
sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
Net
Net
Sales
Sales
(FY’13)
(FY’13)
$349
$349
million
million
26% of total (excluding Mimi’s Café
Segment)
*Note:  Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).
Side
Dishes
Other
Frozen
Retail
Sausage
14%
36%
29%
FY 2009 Sales Mix (pounds)
14%
7%
Food Service
(1% insourced*)

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

Source: IRI BEF Foods: Store/SKU Count 40

CORE MARKETS
NON CORE MARKETS
SKUs/Store ACV SKUs/Store                    ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core

SOURCE: IRI, FY14 Q2 - 13 weeks ending 10/20/13
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester
Opportunity
in Non-Core
Markets

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
BEF Foods’ Transformations Offset
$20-$25 Million Estimated Impact in Fiscal 2014

Adjusted Operating Income ($ millions)
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Avg
Sow
Cost
Est. Sow
cost impact
vs 2009
($ millions)
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
1

$60 Million Cumulative Sow Cost Impact on BEF’s P&L:
Versus Fiscal 2009 Average Sow Cost of $44.93/cwt

Nearly $60 million
cumulative annual
cost impact relative to
2009 sow price levels.
$ avg
cost/cwt
($ 000’s)
$65-70E $53.87 $42.18 $61.58 $57.17
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
A $1 change in average annual
sow costs is estimated to impact
annual operating profit by
approximately $1 million.

1.1 million shares beneficially owned and held
1.1 million shares beneficially owned and held
in deferred compensation plans
in deferred compensation plans
(1) (1)
by officers
by officers
and directors
and directors
Represents approximately 2x company’s share
Represents approximately 2x company’s share
ownership guidelines
ownership guidelines
Collective ownership position places
Collective ownership position places
management and the Board well within the
management and the Board well within the
“top 10”
“top 10”
of all shareholders
of all shareholders
(1) Reflects share ownership as of 9-27-13.
Management and the Board are
Aligned with Shareholders

45 Appendix

Board Composition and Governance Track Record 46 • Board Composition, Skills and Tenure • Peer Group Comparisons

Bob Evans Farms, Inc. Board of Directors
Pre - FY2007 FY2007 - Present
Larry C. Corbin
•
Elected 1981. Retired Chief Executive Officer, Bob Evans Farms, Inc.
•
Has significant experience in real estate, restaurant retail and food products operations and margin improvement through labor and food cost control.
Paul S. Williams
•
Elected 2007.  Managing Director, Major Lindsey & Africa.
•
Extensive experience in legal and regulatory matters, healthcare, human resources, leadership development and executive compensation policy matters.
G. Robert Lucas
•
Elected 1986.  Trustee, The Jeffrey Trusts.
•
Extensive knowledge and  significant experience in legal, regulatory and government affairs, restaurant operations, real estate, mergers and acquisitions, consumer products, auditing, finance and executive compensation.
Cheryl L. Krueger
•
Elected 1993.  Chief Executive Officer, Krueger & Co., LLC.
•
Extensive knowledge and significant experience in marketing and branding, retail sales, business operations, on-line marketing and sales, manufacturing, as well as auditing and finance.
Michael J. Gasser
•
Elected 1997.  Chairman of the Board, Greif, Inc.
•
Extensive knowledge and significant global experience  and perspective in auditing, finance, manufacturing, enterprise risk management, strategic planning, taxation and merger and acquisitions.
E.W. (Bill) Ingram III
•
Elected 1998.  Chief Executive Officer, White Castle System, Inc.
•
Extensive knowledge and significant experience in the areas of restaurant operations, real estate, food service and production, as well as auditing and finance.
Mary Kay Haben
•
Elected 2012.  Former President-North America, Wm. Wrigley Jr. Company.
•
Substantial experience as a brand builder and consumer products business leader, experience in marketing, social media, marketing innovation and brand positioning.
Dr. E. Gordon Gee
•
Elected 2009.  Interim President of West Virginia University
•
Extensive knowledge and significant experience in government affairs and regulatory matters, as well as auditing and finance.
Eileen A. Mallesch
•
Elected 2008.  Former Senior Vice President, Chief Financial Officer,
Nationwide Property & Casualty Insurance.
•
Extensive knowledge and significant experience in auditing, finance, enterprise risk management, taxation and mergers and acquisitions.
Steven A. Davis
•
Elected 2006. Chief Executive Officer and Chairman of the Board, Bob Evans
Farms, Inc.
•
Significant experience in restaurant operations, marketing and branding, retail food products, strategic planning, as well as mergers, acquisitions, real estate, auditing and finance.

Bryan Stockton
•
Elected 2006.  Left BOBE board 2012 when promoted from COO to Chief
Executive Officer at Mattel, Inc.  Replaced by Mary Kay Haben.
•
Significant global experience in the areas of marketing and branding, strategy, consumer products and retail, manufacturing, and mergers and acquisitions.

48 Family Dining Stock Performance: Transformational Investments Leading to Recent Outperformance

49 Transformational Investments also Leading to Improved Relative Performance to Peer Groups and Overall Market

50 Strong Balance Sheet and P&L Discipline Enabled BOBE to Weather the Most Recent Significant Market Decline Well STOCK PRICE PERFORMANCE (10/9/07 to 3/9/09)

BOBE’s Strong Balance Sheet Enables Above- Average Returns of Capital 51

52 BOBE’s Valuation Relative to other Restaurant and Branded Protein Companies:

Restaurant Segment SG&A Rank Relative to Other
Restaurant Companies
2

1
See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2
All data reflects most recent fiscal year except Darden and Ruby Tuesday sourced from 2013 PiperJaffray Cookbook: 8 th
Annual Restaurant
Benchmark Analysis, July 2013.

Sales Growth Drivers 54 • Dine-in Value • Off-Premise • Back of House Improvements • Digital Marketing

Dine-In Value Sales Layers

BREAKFAST
The Rise & Shine
Breakfast currently drives
~ $75 million / 7.6%
of annual revenue.
DINNER
3-Course Dinners
currently drive
~$70 million / 7.2%
of annual revenue.
LUNCH
$6.99 Lunch Combos
currently drive
~ $36 million / 3.7%
of annual revenue.
$7.99 Knife and Fork
Sandwiches Available
December 5 !
th

Off-Premise Sales Layers 56 FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1% CATERING FY 2013 Growth / Mix 20.4% / 0.5%

BER Bakery: A Sales Layer with $75M+ Potential 57 Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.

$5 Platform: A Sales Layer with $40M+ Potential 58 Making Bob Evans a destination for home meal replacement.

Beverages: A $20M+ Incremental Sales Opportunity 59 Executing a multi-faceted beverage platform to achieve 90% beverage incidence by FY 2018.

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
Farm
Farm
Fresh
Fresh
Refresh
Refresh
2.0
2.0
Designed
Designed
to
to
Further
Further
Elevate
Elevate
the
the
Guest
Guest
Experience through Back of the House Upgrades
Experience through Back of the House Upgrades

Mobile Site Mobile Site
46,595 46,595
100% increase 100% increase
Driving Sales Across Multiple Digital Platforms
FY14 – Q2 Digital
BOBEVANS.COM
2,095,451 Visits  -6.6%
Email Database Email Database
976,284 Subscribers
976,284 Subscribers
Subscribers
+107,148 email names +107,148 email names
Online Ordering Online Ordering
125,119 Orders 125,119 Orders
+15.6% increase +15.6% increase
YouTube Channel YouTube Channel
342,419 Video Views 342,419 Video Views

Social Media:  A Key Component of Our Digital Strategy
FY14 – Q2 Digital

Instagram Instagram
635 followers / +315 635 followers / +315
Twitter Twitter
9,222 Followers / + 268 9,222 Followers / + 268
Yammer Yammer
Internal Sales Blog Internal Sales Blog

Strategic Transformation Investments

•
Farm Fresh Refresh Remodel Program
•
Kettle Creations Vertical Integration Strategy
•
Sulphur Springs Ready-to-Eat Plant Expansion
•
Enterprise Resource Planning (ERP)

New Exterior Design Restaurant Remodels 64 Original Exterior Design

Restaurant Remodels

New Center Entrance
Original Center Entrance
Since Technomic began polling consumers about their most recent visits to Bob Evans in Q1 2011, consumers increasingly indicate that several aspects of the brand’s unit appearance and ambiance are good or very good:
Overall atmosphere and ambiance
A welcoming and comfortable atmosphere
Décor
Restaurant interior cleanliness
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.

Restaurant Remodels

New Expanded Dining Room New Counter
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.
The increases on these four distinct metrics of store atmosphere suggest that consumers are responding positively to the brand’s “Farm Fresh Refresh” efforts to refurbish its stores.
Technomic Farm Fresh Refresh Commentary (continued):

New Bakery Restaurant Remodels 67 New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ®

Kettle Creations Plant Expansion Drives
Vertical Integration
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
•
•
Accelerated product
Accelerated product
innovation
innovation
•
•
Proprietary manufacturing
Proprietary manufacturing
capability
capability
•
•
Opportunities to drive food
Opportunities to drive food
service business during off-
service business during off-
peak production
peak production
•
•
Profitable growth reduces
Profitable growth reduces
reliance on sausage business
reliance on sausage business
Completed October 2013
Completed October 2013

•
•
Adds 60,000 sq. feet to facility
Adds 60,000 sq. feet to facility
•
•
165,000 total sq. feet after
165,000 total sq. feet after
expansion
expansion
•
•
Two new 57,000 sq. foot
Two new 57,000 sq. foot
production lines, with a third to
production lines, with a third to
be added later
be added later

Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
Completed October 2013

ERP Implementation Schedule

Fiscal Yr Key Actions
Estimated Impact ($ millions)
Capex Expense Benefits
- RFP Completed & Software Puchased
- Team Formulation (3.8) (1.0) 0.0
- Detailed Project Planning
- Phase 1
- Core GL, Manufacturing, Procurement (7.5) (2.8) 0.0
- Phase 2 Begins
- Order to Cash, HR/Payroll, Planning
- Phase 2 Completed (14.3) (6.9) 2.3
- Learning Management, Detailed Reporting
- Phase 3 Implementation
- Transportation, Product Lifecycle, Others (6.9) (6.7) 5.1
- Prioritized Based on Detailed Project Plan
- Implementations Complete 0.0 (5.9) 7.4
- Impact of Benefits Phased in
2018 - Expenses and Benefits Stabilize 0.0 (5.9) 9.1
2013
2014
2015
2016
2017

Strategic Asset Dispositions

•
Restaurant Closures
•
Business Dispositions
•
Plant Closures/Consolidations
•
Real Estate Sales and Disposals
•
Business Transformations
•
DSD to warehouse conversion
•
Distribution center sale

Significant Asset Closures/Dispositions: Every business segment subject to review every quarter. 72 continued on following page…

Significant Asset Closures/Dispositions: Every business segment subject to review every quarter. 73

Additional Information 74 • Quarterly Sow Cost Purchases • Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP)

Sow Cost:  Nearly 200K Head Purchased in Fiscal 2013

NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
Fiscal 2013 Quarterly Sow Purchases
(% of annual purchases)
note: A $1 change in average
annual sow costs is estimated to
impact annual operating profit by
approximately $1 million.

Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurants Foods Café
GAAP Segments as reported
Net Sales 1,608,909 $     981,418 $        348,808 $   278,683 $     1,654,413 $        973,678 $   314,720 $   366,015 $
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 512,292 367,136 37,259 107,897 535,069 370,995 27,787 136,287
Other operating expenses 267,826 172,393 28,094 67,339 268,799 168,164 19,182 81,453
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,482 53,719 12,419 13,344 82,112 49,082 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (43,856) 75,576 (137,487) 18,055 107,874 88,810 20,500 (1,436)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 6.5% 6.5% 9.1% 6.5% -0.4%
GAAP Segments as adjusted
Net Sales 1,608,909 981,418 348,808 278,683 1,652,928 972,787 314,423 365,718
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 513,190 367,675 37,439 108,077 533,030 369,922 27,429 135,679
Other operating expenses 265,800 172,101 27,997 65,702 266,730 166,923 18,768 81,039
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,694 53,931 12,419 13,344 82,598 49,568 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (42,940) 75,117 (137,569) 19,513 110,011 89,748 20,975 (711)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 7.0% 6.7% 9.2% 6.7% -0.2%
April 26, 2013 April 27, 2012
Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
This schedule continues on the following page.
($ thousands)

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)

Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurant Foods Café
Non-GAAP Adjustments
Net Sales (19,968) (19,968) (6,985) (5,086) (1,899)
Cost of sales (5,259) (5,259) (1,709) (1,204) (505)
Operating wages and fringe benefit expenses (9,276) (9,276) (2,252) (1,350) (902)
Other operating expenses (4,641) (4,641) (502) (364) (138)
Selling, general and administrative (26,485) (5,083) (168,324) 146,922 (6,401) (4,400) 760 (2,761)
Depreciation and amortization 3,924 3,924
Intangible impairment (68,409) (68,409)
Loss on sale of Mimi's Cafe (57,743) (57,743)
Operating (Loss) Income 147,921 5,083 168,324 (25,486) 3,879 2,232 (760) 2,407
Non-GAAP Segments as adjusted
Net Sales 1,588,941 981,418 348,808 258,715 1,645,943 967,701 314,423 363,819
Cost of sales 481,597 236,822 177,095 67,680 508,107 229,591 180,940 97,576
Operating wages and fringe benefit expenses 503,914 367,675 37,439 98,801 530,778 368,572 27,429 134,777
Other operating expenses 261,159 172,101 27,997 61,061 266,228 166,559 18,768 80,901
Selling, general and administrative 153,672 70,689 63,104 19,879 144,342 61,432 57,617 25,293
Depreciation and amortization 83,618 53,931 12,419 17,268 82,598 49,568 9,454 23,576
Intangible impairment 0 0 0 0 0 0 0 0
Loss on sale of Mimi's Cafe 0 0 0 0 0 0 0 0
Operating (Loss) Income 104,981 80,200 30,755 (5,973) 113,890 91,980 20,215 1,696
Operating (Loss) Income:  % of sales 6.6% 8.2% 8.8% -2.3% 6.9% 9.5% 6.4% 0.5%
April 26, 2013 April 27, 2012

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
2009 BEF Foods’ (formerly “Food Products”) Operating
Income Reconciliation
Fiscal 2009 BEF reported operating income (GAAP) $15,571
Non-GAAP adjustment:  Other operating expenses 400
Fiscal 2009 BEF reported operating income (GAAP) $15,971
($ thousands)